Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement dated as of July 30, 2007 (this “Amendment”) is entered into with reference to the Credit Agreement dated as of June 27, 2006, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 28, 2007, among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto (as so amended, the “Credit Agreement”).  Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

1.  Amendments.  The Borrower and the Administrative Agent (acting with the consent of the Required Lenders) hereby agree to amend the Credit Agreement as follows:

(a)  Section 7.07(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a)           Consolidated Interest Coverage Ratio.  The Borrower shall not permit the Consolidated Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower to be less than 3.00 to 1.00 from the Closing Date through July 1, 2007; 2.75 to 1.00 from September 30, 2007 through September 28, 2008; and 3.00 to 1.00 from and after December 28, 2008; provided, however, that if the Ratings assigned by S&P or Moody’s to the Facilities shall at any time be A- or better or A-3 or better, respectively, then this covenant shall cease to be operative.

(b)  Section 7.07(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Consolidated Total Leverage Ratio.  The Borrower shall not permit the Consolidated Total Leverage Ratio as of the last day of any fiscal quarter of the Borrower to be greater than 5.00 to 1.00 from September 30, 2007 through March 30, 2008; 4.75 to 1.00 from June 29, 2008 through September 28, 2008; 4.25 to 1.00 from December 28, 2008 to September 27, 2009; and 4.00 to 1.00 from and after December 27, 2009.”

2.  Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of (a) counterparts of this Amendment executed by the Borrower, (b) written consents hereto executed by the Required Lenders in substantially the form of Exhibit A attached hereto and (c) written consents hereto executed by all of the Guarantors in substantially the form of Exhibit B attached hereto.

3.  Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, (i) no Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article V of the Credit Agreement and each other Loan Document or which are contained in any document furnished at any time under or in connection with the Credit Agreement are true and correct as if made on the date hereof, except for representations and warranties which expressly speak as of a particular date, in which case they shall be true and correct as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4.  Confirmation.  In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

5.  Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

THE McCLATCHY COMPANY

By:  /s/ Patrick J. Talamantes
Name: Patrick J. Talamantes
                                Title: VP-Finance, CFO & Asst. Secretary

BANK OF AMERICA, N.A., as Administrative Agent

By:  /s/ Ken Puro
Name:  Ken Puro
Title:  Vice President

[Exhibit A to Amendment]

CONSENT OF LENDER

This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Credit Agreement dated as of June 27, 2006 (the “Credit Agreement”), among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto (the “Credit Agreement”).  Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned is a party to the Credit Agreement and hereby consents to the execution and delivery of the proposed Amendment No. 2 to Credit Agreement by the Administrative Agent on behalf of the Lenders party to the Credit Agreement, substantially in the form of the draft presented to the undersigned.

BANK OF AMERICA, N.A., as Administrative Agent

By:   /s/ Ken Puro
Title:  Vice President

[Exhibit B to Amendment]

CONSENT AND REAFFIRMATION OF GUARANTOR

This Consent and Reaffirmation of Guarantor is delivered by the undersigned Guarantor to Bank of America, N.A., as Administrative Agent, with reference to the Guaranty dated as of May 4, 2007 (the “Guaranty”) delivered pursuant to the Credit Agreement dated as of June 27, 2006 (the “Credit Agreement”), among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto (the “Credit Agreement”).  Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned is a party to the Guaranty and hereby consents to the execution and delivery of the proposed Amendment No. 2 to Credit Agreement, substantially in the form of the draft presented to the undersigned.  By its execution hereof, each of the undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guaranty and (ii) acknowledges and agrees that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

McClatchy Newspapers, Inc.

By: /s/ Patrick J. Talamantes
Its:  VP, Finance, CFO & Assistant Secretary

East Coast Newspapers, Inc.

By: /s/ Patrick J. Talamantes
Its: VP & Assistant Secretary

The News and Observer Publishing Company

By: /s/ Patrick J. Talamantes
Its:  VP & Assistant Secretary

Tacoma News, Inc.

By: /s/ Patrick J. Talamantes
Its: VP & Assistant Secretary

San Luis Obispo Tribune, LLC

By:  The McClatchy Company,
         its Sole Member
By: /s/ Patrick J. Talamantes
Its: VP-Finance, CFO & Asst. Secretary

McClatchy Management Services, Inc.
By: /s/ Patrick J. Talamantes
Its: President

Miami Herald Media Company
By: /s/ Patrick J. Talamantes
Its:  VP, Asst. Secretary & Asst. Treasurer

Macon Telegraph Publishing Company
By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Columbus Ledger-Enquirer, Inc.
By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Gulf Publishing Company, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

The Bradenton Herald, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

The Sun Publishing Company, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Nittany Printing and Publishing Company

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

The State Publishing Company

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

The Charlotte Observer Publishing Company

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Wichita Eagle and Beacon Publishing Company, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Pacific Northwest Publishing Company, Inc.

By: /s/ Patrick J. Talamantes
Its: Executive VP & Asst. Corporate Secretary

Lexington H-L Services, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Cypress Media, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Cypress Media, LLC

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Quad County Publishing, Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

Star-Telegram Operating, Ltd.

By:           Cypress Media, LLC, its General Partner
By:           Cypress Media, Inc., its Sole Member
By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer

McClatchy U.S.A., Inc.

By: /s/ Patrick J. Talamantes
Its: VP, Asst. Secretary & Asst. Treasurer